Exhibit 10.4
EXECUTION VERSION
Pledge Agreement
Dated as of
July 8, 2011
Made by
THE PLEDGORS LISTED ON THE SIGNATURE PAGES HEREOF
in Favor of
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

ANNEXES:
I	Form of Pledged Securities Supplement

II	Form of Additional Pledgor Supplement
SCHEDULES:
1	Notice Addresses of Pledgors

2	Description of Pledged Securities

3	Filings and Other Actions Required to Perfect Security Interests

4	Location of Jurisdiction of Organization and Chief Executive Office

     This PLEDGE AGREEMENT, dated as of July 8, 2011, is made by THE PLEDGORS LISTED ON THE SIGNATURE PAGES HEREOF (the “Pledgors” and each individually, a “Pledgor”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”), for the lenders and other financial institutions (the “Lenders”) from time to time party to the Senior Secured Credit Agreement dated of even date herewith (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among EXH, as Borrower (the “Borrower”), the Administrative Agent, the Lenders and other Agents party thereto.
     WHEREAS, the Borrower has requested that the Lenders provide certain loans to the Borrower and extensions of credit on behalf of the Borrower and its Restricted Subsidiaries;
     WHEREAS, the Lenders have agreed to make such loans and extensions of credit subject to the terms and conditions of the Credit Agreement; and
     WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower and its Restricted Subsidiaries under the Credit Agreement that the Pledgors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Secured Parties (as defined below);
     NOW, THEREFORE, in consideration of the premises herein and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective loans and extensions of credit to the Borrower thereunder, each Pledgor hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Parties, as follows:
ARTICLE I
DEFINITIONS
     Section 1.01 Definitions.
          (a) As used in this Agreement, each term defined above shall have the meaning indicated above. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
          (b) The following terms have the following meanings:
     “Administrative Agent” has the meaning assigned to such term in the preamble hereto.
     “Agreement” means this Pledge Agreement, as the same may from time to time be amended, supplemented, restated or otherwise modified from time to time.
     “Borrower” has the meaning assigned to such term in the preamble hereto.
     “Collateral” has the meaning assigned to such term in Section 2.01.
     “Credit Agreement” has the meaning assigned to such term in the preamble hereto.

     “Issuers” means the collective reference to each issuer of Pledged Securities.
     “Lenders” has the meaning assigned to such term in the preamble hereto.
     “Payment in Full” means (a) all the Obligations shall have been paid in full in cash (other than (i) indemnity obligations that survive the termination of this Agreement for which no notice of claim has been received by the Guarantors and (ii) obligations in respect of Letters of Credit secured by cash collateral or for which one or more Support Letters of Credit have been provided as permitted in Section 2.07(a)(iii) of the Credit Agreement), (b) no Letter of Credit shall be outstanding (except for Letters of Credit secured by cash collateral as permitted in Section 2.07(a)(iii) of the Credit Agreement) and (c) all of the Aggregate Commitments have expired or are terminated.
     “Pledged Securities” means: (a) the Equity Interests described or referred to in Schedule 2 (as the same may be supplemented from time to time pursuant to a Supplement in substantially the form of Annex I); and (b) (i) the certificates or instruments, if any, representing such Equity Interests, (ii) all dividends (cash, Equity Interests or otherwise), cash, instruments, rights to subscribe, purchase or sell and all other rights and Property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Equity Interests, (iii) all replacements, additions to and substitutions for any of the Property referred to in this definition, including, without limitation, claims against third parties, (iv) the proceeds, interest, profits and other income of or on any of the Property referred to in this definition, (v) all security entitlements in respect of any of the foregoing, if any, and (vi) all books and records relating to any of the Property referred to in this definition.
     “Pledgor” has the meaning assigned to such term in the preamble hereto.
     “Pledgor Claims” has the meaning assigned to such term in Section 7.01.
     “Proceeds” means all “proceeds” as such term is defined in Section 9.102(65) of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.
     “Secured Documents” means, collectively, the Credit Agreement, the other Loan Documents, each Secured Hedging Agreement, each Secured Treasury Management Agreement and any other documents made, delivered or given in connection with any of the foregoing.
     “Secured Hedging Agreement” means any Hedging Agreement between any Borrower or its Restricted Subsidiary and any Secured Hedging Provider.
     “Secured Parties” means collectively, the Administrative Agent, each Issuing Bank, each Lender, each Secured Hedging Provider and each Secured Treasury Management Counterparty.
     “Secured Treasury Management Agreement” means any Treasury Management Agreement between any Borrower or its Restricted Subsidiary and any Secured Treasury Management Counterparty.
     “Securities Act” means the Securities Act of 1933, as amended.

     “UCC” means the Uniform Commercial Code as from time to time in effect in the State of Texas; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Secured Parties’ security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Texas, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection, the effect thereof or priority and for purposes of definitions related to such provisions.
     Section 1.02 Other Definitional Provisions.
          (a) The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.
          (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
          (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Pledgor, refer to such Pledgor’s Collateral or the relevant part thereof.
ARTICLE II
GRANT OF SECURITY INTEREST
     Section 2.01 Grant of Security Interest. Each Pledgor hereby pledges, assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all Pledged Securities now owned or at any time hereafter acquired by such Pledgor or in which such Pledgor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.
Each reference to Collateral or to any relevant type or item of Property constituting Collateral shall be deemed to exclude (i) the Equity Interests owned by any Obligor or a Restricted Subsidiary in a Joint Venture to the extent (but only to the extent) (A) the Organization Documents of such Joint Venture or any other agreement relating to such Joint Venture prohibit the granting of a Lien on such Equity Interests or (B) such Equity Interests in such Joint Venture are otherwise pledged as collateral as permitted by Section 9.02(g) of the Credit Agreement, provided however, if any of the foregoing conditions cease to be in effect for any reason, then the Equity Interests in such Joint Venture shall automatically be subject to the lien and security interest pursuant to this Agreement, (ii) any assets, or more than 65% of the capital stock, of any CFC, (iii) more than 65% of the Equity Interests of any Excepted Subsidiary, and (iv) the Equity Interests in, and any Property of, any ABS Subsidiary and (x) the GP Interests and IDRs.
     Section 2.02 Transfer of Pledged Securities. Except as set forth on Schedule 2, any certificates or instruments representing or evidencing the Pledged Securities shall be delivered to and held pursuant hereto by the Administrative Agent or a Person designated by the

Administrative Agent and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank; provided that no such certificates or instruments issued by an Issuer that is a CFC or Excepted Subsidiary shall be required to be delivered to the extent prohibited due to a Governmental Requirement. Notwithstanding the preceding sentence, at the Administrative Agent’s discretion, all Pledged Securities must be delivered or transferred in such manner as to permit the Administrative Agent to be a “protected purchaser” to the extent of its security interest as provided in Section 8.303 of the UCC (if the Administrative Agent otherwise qualifies as a protected purchaser). During the continuance of an Event of Default, the Administrative Agent shall have the right, at any time in its discretion and without notice, to transfer to or to register in the name of the Administrative Agent or any of its nominees any or all of the Pledged Securities, subject only to the revocable rights specified in Section 5.03. In addition, during the continuance of an Event of Default, the Administrative Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Securities for certificates or instruments of smaller or larger denominations.
     Section 2.03 No Subrogation. Notwithstanding any payment made by any Pledgor hereunder or any set-off or application of funds of any Pledgor by any Secured Party, no Pledgor shall be entitled to be subrogated to any of the rights of any Secured Party against the Borrower or any other Pledgor or any collateral security or pledge or guarantee or right of offset held by any Secured Party for the payment of the Obligations, nor shall any Pledgor seek or be entitled to seek any indemnity, exoneration, participation, contribution or reimbursement from the Borrower or any other Pledgor in respect of payments made by such Pledgor hereunder, until Payment in Full. If any amount shall be paid to any Pledgor on account of such subrogation rights at any time prior to Payment in Full, such amount shall be held by such Pledgor in trust for the Secured Parties, and shall, forthwith upon receipt by such Pledgor, be turned over to the Administrative Agent in the exact form received by such Pledgor (duly indorsed by such Pledgor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in accordance with Section 10.02(c) of the Credit Agreement.
     Section 2.04 Amendments, Etc. With Respect to the Obligations. Each Pledgor shall remain obligated hereunder, and such Pledgor’s obligations hereunder shall not be released, discharged or otherwise affected, notwithstanding that, without any reservation of rights against any Pledgor and without notice to, demand upon or further assent by any Pledgor (which notice, demand and assent requirements are hereby expressly waived by such Pledgor), (a) any demand for payment of any of the Obligations made by any Secured Party may be rescinded by such Secured Party or otherwise and any of the Obligations continued; (b) the Obligations, the liability of any other Person upon or for any part thereof or any collateral security or pledge or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by, or any indulgence or forbearance in respect thereof granted by, any Secured Party; (c) any Secured Document may be amended, modified, supplemented, restated, replaced or terminated, in whole or in part, as the applicable Secured Parties may deem advisable from time to time; (d) any collateral security, pledge, guarantee or right of offset at any time held by any Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered, restated, replaced or released; (e) any additional guarantors, makers or endorsers of the Obligations may from time to time be obligated on the Obligations or any additional security or collateral for the payment and performance of the Obligations may from time to time secure the Obligations; and (f) any other event shall occur which constitutes a defense or release of sureties generally. No Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the pledge and security grants contained in this Article II or any Property subject thereto.
     Section 2.05 Waivers. Each Pledgor hereby waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Secured Party upon the pledge and security grants contained in this Article II or acceptance of the pledge and security grants contained in this Article II; the Obligations, and any part thereof, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the pledge and security grants contained in this Article II and no notice of creation of the Obligations or any extension of credit already or hereafter contracted by or extended to the Borrower need be given to any Pledgor; and all dealings between the Borrower and any of the Pledgors, on the one hand, and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the pledge and security grants contained in this Article II. Each Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Pledgors with respect to the Obligations.
     Section 2.06 Pledge Absolute and Unconditional.
          (a) Except as provided in Section 8.13, each Pledgor understands and agrees that the pledge and security grant contained in this Article II is, and shall be construed as, a continuing, complete, absolute and unconditional pledge and security grant, and each Pledgor hereby waives any defense of a surety or guarantor or any other obligor on any obligations arising in connection with or in respect of any of the following and hereby agrees that its Obligations hereunder shall not be discharged or otherwise affected as a result of, any of the following:
               (i) the invalidity or unenforceability of any Secured Document, any of the Obligations or any other collateral security therefor or pledge or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party;
               (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against any Secured Party;
               (iii) the insolvency, bankruptcy arrangement, reorganization, adjustment, composition, liquidation, disability, dissolution or lack of power of the Borrower or any other Pledgor or any other Person at any time liable for the payment of all or part of the Obligations, including any discharge of, or bar or stay against collecting, the Obligations (or any part thereof or interest therein) in or as a result of such proceeding;
               (iv) any sale, lease, assignment, exchange, conveyance or transfer of any or all of the assets of the Borrower or any other Pledgor, or any changes in the shareholders of the Borrower or any other Pledgor;

               (v) any change in the corporate existence (including its constitution, laws, rules, regulations or power), structure or ownership of the Borrower or any other Pledgor;
               (vi) the fact that any Collateral or Lien contemplated or intended to be given, created or granted as security for the repayment of the Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other Lien, it being recognized and agreed by each of the Pledgors that it is not entering into this Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the Collateral for the Obligations;
               (vii) the absence of any attempt to collect the Obligations or any part thereof from any Pledgor;
               (viii) (A) any Secured Party’s election, in any proceeding instituted under chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code; (B) any borrowing or grant of a Lien by the Borrower, as debtor-in-possession, or extension of credit, under Section 364 of the Bankruptcy Code; (C) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of any Secured Party’s claim (or claims) for repayment of the Obligations; (D) any use of cash collateral under Section 363 of the Bankruptcy Code; (E) any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding; (F) the avoidance of any Lien in favor of the Secured Parties or any of them for any reason; or (G) failure by any Secured Party to file or enforce a claim against the Borrower or the Borrower’s estate in any bankruptcy or insolvency case or proceeding; or
               (ix) any other circumstance or act whatsoever, including any action or omission of the type described in Section 2.04 (with or without notice to or knowledge of the Borrower or such Pledgor), which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Pledgor under the pledge and security grants contained in this Article II, in bankruptcy or in any other instance.
          (b) When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Pledgor, any Secured Party may, but shall be under no obligation to, join or make a similar demand on or otherwise pursue or exhaust such rights and remedies as it may have against the Borrower, any other Pledgor or any other Person liable on the Obligations or against any collateral security or pledge or guarantee for the Obligations or any right of offset with respect thereto, and any failure by any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Pledgor or any such other Person or to realize upon any such collateral security or pledge or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Pledgor or any such other Person or any such collateral security, guarantee or pledge or right of offset, shall not relieve any such Pledgor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Party against any such Pledgor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

     Section 2.07 Reinstatement. The pledge and security grants contained in this Article II shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any other Pledgor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any other Pledgor or any substantial part of its Property, or otherwise, all as though such payments had not been made.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     To induce (a) the Administrative Agent and the Lenders to enter into the Credit Agreement, (b) the Lenders to make their respective extensions of credit to the Borrower thereunder, (c) the Secured Hedging Providers to enter into Hedging Agreements with the Borrower or any of its Restricted Subsidiaries and (d) the Secured Treasury Management Counterparties to enter into Treasury Management Agreements with the Borrower or any of its Restricted Subsidiaries, each Pledgor hereby represents and warrants to the Administrative Agent and each Secured Party that:
     Section 3.01 Title; No Other Liens. Except for Excepted Liens described in clauses (a), (b), (h), (l) and (n) of such definition and the security interest granted to the Administrative Agent for the ratable benefit of the Secured Parties pursuant to this Agreement or the other Security Instruments, such Pledgor is the record and beneficial owner of its respective items of the Collateral free and clear of any and all Liens and has the power to transfer each item of the Collateral in which a Lien is granted by it hereunder, free and clear of any Lien. Except with respect to Excepted Liens described in clauses (a), (b), (h), (l) and (n) of such definition, no financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or the other Security Instruments.
     Section 3.02 Perfected First Priority Liens. Except with respect to Equity Interests in Foreign Subsidiaries, the security interests granted pursuant to this Agreement (a) upon the completion of the filings and the other actions specified on Schedule 3 constitute valid perfected security interests in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for the Obligations, enforceable in accordance with the terms hereof against all creditors of such Pledgor and any Persons purporting to purchase any Collateral from such Pledgor and (b) are prior to all other Liens on the Collateral in existence on the date hereof, except, in each case, for Liens expressly permitted by the Credit Agreement.
     Section 3.03 Pledgor Information. On the date hereof, the correct legal name of such Pledgor, such Pledgor’s jurisdiction of organization and organizational number, and the location(s) of such Pledgor’s chief executive office or sole place of business are specified on Schedule 4.

     Section 3.04 Pledged Securities. The Pledged Securities required to be pledged hereunder and under the Credit Agreement by such Pledgor are listed in Schedule 2. The shares of Pledged Securities pledged by such Pledgor hereunder constitute all of the Equity Interests owned by such Pledgor in each Issuer that is a Domestic Subsidiary (other than an Excepted Subsidiary) and 65% of all of the Equity Interests owned by such Pledgor in each Issuer (except as otherwise noted on Schedule 2) that is a Foreign Subsidiary or an Excepted Subsidiary. All the shares of the Pledged Securities have been duly and validly issued and are fully paid and nonassessable.
     Section 3.05 Truth of Information. All information with respect to the Collateral set forth in any schedule or certificate at any time heretofore or hereafter furnished by such Pledgor to the Administrative Agent is and will be true and correct in all material respects as of the date furnished.
ARTICLE IV
COVENANTS
     Each Pledgor covenants and agrees with the Administrative Agent and the Secured Parties that, from and after the date of this Agreement until Payment in Full:
     Section 4.01 Maintenance of Perfected Security Interest; Further Documentation. Except as set forth in the Credit Agreement, including, without limitation, any merger, consolidation, liquidation, sale, assignment, transfer or other disposition permitted by Section 9.02(g), 9.06, 9.08 or 9.11 of the Credit Agreement, each Pledgor agrees that:
          (a) it shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 3.02 and shall defend such security interest against the claims and demands of all Persons whomsoever;
          (b) it will furnish to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail; and
          (c) at any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Pledgor, it will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably deem necessary for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the delivery of certificated securities and the filing of any financing or continuation statements under the UCC (or other similar domestic laws) in effect in any jurisdiction with respect to the security interests created hereby.
     Section 4.02 Changes in Locations, Name, Etc. Such Pledgor recognizes that financing statements pertaining to the Collateral have been or may be filed where such Pledgor is organized. Without limitation of Section 8.03 of the Credit Agreement or any other covenant herein, such Pledgor will not cause or permit any change in its (a) corporate name, (b) its identity or corporate structure, (c) its jurisdiction of organization or its organizational identification number in such jurisdiction of organization or (d) its federal taxpayer identification number, unless, in each case, such Pledgor shall have first (i) notified the Administrative Agent of such change prior to the effective date of such change, and (ii) taken all action reasonably requested by the Administrative Agent for the purpose of maintaining the perfection and priority of the Administrative Agent’s security interests under this Agreement. In any notice furnished pursuant to this Section 4.02, such Pledgor will expressly state in a conspicuous manner that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of the Administrative Agent’s security interest in the Collateral.
     Section 4.03 Pledged Securities. In the case of each Pledgor, such Pledgor agrees that:
          (a) except as set forth on Schedule 2, if such Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Pledged Securities of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Securities, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Secured Parties, hold the same in trust for the Secured Parties, segregated from other Property of such Pledgor, and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Pledgor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Pledgor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations; provided, that (i) the foregoing shall apply to 65% of such shares or rights in the case of an Issuer that is a CFC or Excepted Subsidiary and (ii) with respect to an Issuer that is a CFC or Excepted Subsidiary, such Pledgor shall not be required to deliver any stock certificate to the extent prohibited due to a Governmental Requirement;
          (b) without the prior written consent of the Administrative Agent, such Pledgor will not (i) unless otherwise permitted hereby or under the other Loan Documents, vote to enable, or take any other action to permit, any Issuer that is a Restricted Subsidiary to issue any Equity Interests of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Equity Interests of any nature of such Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof (except pursuant to a transaction permitted by the Credit Agreement), (iii) except as set forth in the Credit Agreement, create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) except as permitted by Section 9.15 of the Credit Agreement, enter into any agreement or undertaking restricting the right or ability of such Pledgor or the Administrative Agent to sell, assign or transfer any of the Pledged Securities or Proceeds thereof;
          (c) in the case of each Pledgor that is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the

Administrative Agent promptly in writing of the occurrence of any of the events described in Section 4.03(a) with respect to the Pledged Securities issued by it and (iii) the terms of Section 5.03(d) and Section 5.04 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 5.03(d) or Section 5.04 with respect to the Pledged Securities issued by it;
          (d) such Pledgor shall furnish to the Administrative Agent such stock powers and other instruments as may be reasonably required by the Administrative Agent to assure the transferability of the Pledged Securities when and as often as may be reasonably requested by the Administrative Agent; provided that a requirement to cause an uncertificated Pledged Security to be certificated will not be required as long as the Administrative Agent has a first and prior security interest in such uncertificated Pledged Security;
          (e) the Pledged Securities will at all times constitute not less than 100% of the Equity Interests of the Issuer thereof owned by any Pledgor (or in the case of any Issuer that is a Foreign Subsidiary or an Excepted Subsidiary, not less than 65% of the Equity Interests of such Issuer (except as otherwise noted on Schedule 2)). Such Pledgor will not permit any Issuer of any of the Pledged Securities that is a Restricted Subsidiary to issue any new shares of any class of Equity Interests of such Issuer unless such shares are pledged pursuant to this Agreement; and
          (f) notwithstanding any contrary provision contained in this Agreement, with respect to Issuers that are Foreign Subsidiaries or Excepted Subsidiaries, the Pledgors are required to pledge 65% of the Equity Interests of such Issuers (except as otherwise noted on Schedule 2) and, except to the extent prohibited by a Governmental Requirement, to deliver the applicable stock certificates and stock powers duly executed in blank for all certificated Equity Interests to the Administrative Agent but shall not be required to take any additional actions to perfect the security interest of the Secured Parties in such Pledged Securities.
     Section 4.04 Article 8 of the UCC. To the extent that any Pledgor has opted into Article 8 of the UCC, such Pledgor may not opt out of Article 8 of the UCC without the prior written consent of the Administrative Agent.
ARTICLE V
REMEDIAL PROVISIONS
     Section 5.01 UCC and Other Remedies.
          (a) Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement, the other Loan Documents and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC or any other applicable law or otherwise available at law or equity. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the

Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of any Secured Party or elsewhere upon such commercially reasonable terms and conditions as it may deem advisable and at such commercially reasonable prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Pledgor, which right or equity is hereby waived and released. If applicable to any particular item of Collateral, each Pledgor further agrees, at the Administrative Agent’s request following an acceleration of the Obligations under Section 10.02(a) of the Credit Agreement, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Pledgor’s premises or elsewhere, unless prohibited by agreements with unaffiliated third parties. Any such sale or transfer by the Administrative Agent either to itself or to any other Person shall, to the fullest extent permitted under applicable law, be absolutely free from any claim of right by Pledgor, including any equity or right of redemption, stay or appraisal which Pledgor has or may have under any rule of law, regulation or statute now existing or hereafter adopted (and such Pledgor hereby waives any rights it may have in respect thereof). Upon any such sale or transfer, the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser or transferee thereof the Collateral so sold or transferred. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.01, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in accordance with the Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9.615 of the UCC, need the Administrative Agent account for the surplus, if any, to any Pledgor. To the extent permitted by applicable law, each Pledgor waives all claims, damages and demands it may acquire against the Administrative Agent or any Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.
          (b) In the event that the Administrative Agent elects not to sell the Collateral, the Administrative Agent retains its rights to dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity, and to apply the proceeds of the same towards payment of the Obligations. Each and every method of disposition of the Collateral described in this Agreement shall constitute disposition in a commercially reasonable manner.
          (c) The Administrative Agent may appoint any Person as agent to perform any act or acts necessary or incident to any sale or transfer of the Collateral.

     Section 5.02 Proceeds. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any cash or non-cash Proceeds received by each Pledgor upon the sale or other disposition of any Collateral, shall be forthwith (and, in any event, within two (2) Business Days) deposited by such Pledgor in the exact form received, duly indorsed by such Pledgor to the Administrative Agent if required, in a special collateral account maintained by the Administrative Agent, subject to withdrawal by the Administrative Agent for the ratable benefit of the Secured Parties only, as hereinafter provided, and, until so turned over, shall be held by such Pledgor in trust for the Administrative Agent for the ratable benefit of the Secured Parties, segregated from other funds of such Pledgor. Each deposit of any such Proceeds shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. All Proceeds while held by the Administrative Agent (or by any Pledgor in trust for the Administrative Agent for the ratable benefit of the Secured Parties) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided. At such intervals as may be agreed upon by each Pledgor and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent’s election, the Administrative Agent shall apply all or any part of the funds on deposit in said special collateral account on account of the Obligations in such order as the Administrative Agent may elect, and any part of such funds which the Administrative Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Administrative Agent to each Pledgor or to whomsoever may be lawfully entitled to receive the same.
     Section 5.03 Pledged Securities.
          (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Pledgor of the Administrative Agent’s intent to exercise its corresponding rights pursuant to Section 5.03(b), each Pledgor shall be permitted to receive all cash dividends paid in respect of the Pledged Securities paid in the normal course of business of the relevant Issuer, and to exercise all voting, consent and corporate rights with respect to the Pledged Securities; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Pledgor that would impair the Collateral or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document or, without the prior consent of the Administrative Agent, enable or permit any Issuer of Pledged Securities that is a Restricted Subsidiary to issue any Equity Interests or to issue any other securities convertible into or granting the right to purchase or exchange for any Equity Interests of any Issuer of Pledged Securities other than as permitted by the Credit Agreement.
          (b) Upon the occurrence and during the continuance of an Event of Default, upon notice by the Administrative Agent of its intent to exercise such rights to the relevant Pledgor or Pledgors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments, Property or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Obligations in accordance with the Credit Agreement, (ii) any or all of the Pledged Securities shall be registered in the name of the Administrative Agent or its nominee, and (iii) the Administrative Agent or its nominee may exercise (A) all voting, consent, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders

(or other equivalent body) of the relevant Issuer or Issuers or otherwise and (B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of any Issuer, or upon the exercise by any Pledgor or the Administrative Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for Property actually received by it, but the Administrative Agent shall have no duty to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.
          (c) In order to permit the Administrative Agent to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder, (i) each Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all such proxies, dividend payment orders and other instruments as the Administrative Agent may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, such Pledgor hereby grants to the Administrative Agent an irrevocable proxy to vote all or any part of the Pledged Securities and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Securities would be entitled (including giving or withholding written consents of shareholders calling special meetings of shareholders and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Securities on the record books of the Issuer thereof) by any other Person (including the Issuer of such Pledged Securities or any officer or agent thereof) upon the occurrence and during the continuance of an Event of Default and which proxy shall only terminate upon the earlier of (x) the waiver of such Event of Default and (y) Payment in Full.
          (d) Each Pledgor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Pledgor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and each Pledgor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Administrative Agent.
          (e) Upon the occurrence and during the continuance of an Event of Default, if the Issuer of any Pledged Securities is the subject of bankruptcy, insolvency, receivership, custodianship or other proceedings under the supervision of any Governmental Authority, then all rights of the Pledgor in respect thereof to exercise the voting and other consensual rights which such Pledgor would otherwise be entitled to exercise with respect to the Pledged Securities issued by such Issuer shall cease, and all such rights shall thereupon become vested in the Administrative Agent who shall thereupon have the sole right to exercise such voting and other consensual rights, but the Administrative Agent shall have no duty to exercise any such voting or other consensual rights and shall not be responsible for any failure to do so or delay in so doing.
     Section 5.04 Private Sales of Pledged Securities.
          (a) Each Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Securities, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise or may determine that a public sale is impracticable or not commercially reasonable and, accordingly, may resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Securities for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.
          (b) Each Pledgor agrees to use its best commercially reasonable efforts to do or cause to be done all such other acts as may reasonably be necessary to make such sale or sales of all or any portion of the Pledged Securities pursuant to this Section 5.04 valid and binding and in compliance with any and all other applicable Governmental Requirements. Each Pledgor further agrees that a breach of any of the covenants contained in this Section 5.04 will cause irreparable injury to the Secured Parties, that the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.04 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred or is continuing under the Credit Agreement.
     Section 5.05 Deficiency. Each Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Secured Party to collect such deficiency.
     Section 5.06 Non-Judicial Enforcement. The Administrative Agent may enforce its rights hereunder without prior judicial process or judicial hearing, and to the extent permitted by law, each Pledgor expressly waives any and all legal rights which might otherwise require the Administrative Agent to enforce its rights by judicial process.

ARTICLE VI
THE ADMINISTRATIVE AGENT
     Section 6.01 Administrative Agent’s Appointment as Attorney-in-Fact, Etc.
          (a) Anything in this Section 6.01(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 6.01(a) unless an Event of Default shall have occurred and be continuing. Each Pledgor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all reasonably appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Pledgor hereby gives the Administrative Agent the power and right, on behalf of such Pledgor, without notice to or assent by such Pledgor, to do any or all of the following:
               (i) unless being disputed under Section 8.03(a) of the Credit Agreement, pay or discharge Taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement or any other Loan Document and pay all or any part of the premiums therefor and the costs thereof;
               (ii) execute, in connection with any sale provided for in Section 5.01 or Section 5.04, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and
               (iii) (A) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (B) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) in the name of such Pledgor or its own name, or otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due with respect to any Collateral and commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (D) defend any suit, action or proceeding brought against such Pledgor with respect to any Collateral; (E) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; and (F) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Pledgor’s expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s and the Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Pledgor might do.

          (b) If any Pledgor fails to perform or comply with any of its agreements contained herein within the applicable grace periods, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.
          (c) The reasonable expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 6.01, together with interest thereon at a rate per annum equal to the Post-Default Rate, but in no event to exceed the Highest Lawful Rate, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Pledgor, shall be payable by such Pledgor to the Administrative Agent on demand.
          (d) All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.
     Section 6.02 Duty of Administrative Agent. The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9.207 of the UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar Property for its own account and shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which comparable secured parties accord comparable collateral. To the fullest extent permitted under applicable law, neither the Administrative Agent, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Secured Parties hereunder are solely to protect the Administrative Agent’s and the Secured Parties’ interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Secured Party to exercise any such powers. The Administrative Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence, willful misconduct or bad faith. To the fullest extent permitted by applicable law, the Administrative Agent shall be under no duty whatsoever to make or give any presentment, notice of dishonor, protest, demand for performance, notice of non-performance, notice of intent to accelerate, notice of acceleration, or other notice or demand in connection with any Collateral or the Obligations, or to take any steps necessary to preserve any rights against any Pledgor or other Person or ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not it has or is deemed to have knowledge of such matters. Each Pledgor, to the extent permitted by applicable law, waives any right of marshaling in respect of any and all Collateral, and waives any right to require the Administrative Agent or any Secured Party to proceed against any Pledgor or other Person, exhaust any Collateral or enforce any other remedy which the Administrative Agent or any Secured Party now has or may hereafter have against each Pledgor, any Pledgor or other Person.

     Section 6.03 Filing of Financing Statements. Pursuant to the UCC and any other applicable law, each Pledgor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.
     Section 6.04 Authority of Administrative Agent. Each Pledgor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Pledgors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Pledgor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.
ARTICLE VII
SUBORDINATION OF OBLIGATIONS
     Section 7.01 Subordination of All Pledgor Claims. As used herein, the term “Pledgor Claims” shall mean all debts and obligations of the Borrower or any other Pledgor to any other Pledgor, whether such debts and obligations now exist or are hereafter incurred or arise, or whether the obligation of the debtor thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or obligations be evidenced by note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or obligations may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired. Except for payments permitted by the Credit Agreement, after and during the continuation of an Event of Default and after notice from the Administrative Agent, no Pledgor shall receive or collect, directly or indirectly, from any obligor in respect thereof any amount upon the Pledgor Claims.
     Section 7.02 Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor’s relief, or other insolvency proceedings involving any Pledgor, the Administrative Agent on behalf of the Secured Parties shall have the right to prove their claim in any proceeding, so as to establish their rights hereunder and receive directly from the receiver, trustee or other court custodian, dividends and payments which would otherwise be payable upon Pledgor Claims. Each Pledgor hereby assigns such dividends and payments to the Administrative Agent for the benefit of the Secured Parties for application against the Obligations as provided under the Credit Agreement. Should any Secured Party receive, for application upon the Obligations, any such dividend or payment which is otherwise payable to any Pledgor, and which, as between such Pledgors, shall constitute a credit upon the Pledgor Claims, then upon Payment in Full, the intended recipient shall become subrogated to the rights of such Secured Party to the extent that such dividend or payment has contributed toward the liquidation of the Obligations, and such subrogation shall be with respect to that proportion of the Obligations which would have been unpaid if such Secured Party had not received such dividend or payment.
     Section 7.03 Payments Held in Trust. In the event that notwithstanding Section 7.01 and Section 7.02, any Pledgor should receive any funds, payments, claims or distributions which are prohibited by such Sections, then it agrees: (a) to hold in trust for the Administrative Agent and the Secured Parties an amount equal to the amount of all funds, payments, claims or distributions so received, and (b) that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions except to pay them promptly to the Administrative Agent, for the benefit of the Secured Parties; and each Pledgor covenants promptly to pay the same to the Administrative Agent.
     Section 7.04 Liens Subordinate. Each Pledgor agrees that, until Payment in Full, any Liens securing payment of the Pledgor Claims shall be and remain inferior and subordinate to any Liens securing payment of the Obligations, regardless of whether such encumbrances in favor of such Pledgor, the Administrative Agent or any Secured Party presently exist or are hereafter created or attach. Without the prior written consent of the Administrative Agent, no Pledgor, during the period in which any of the Obligations is outstanding or the Aggregate Commitments are in effect, shall (a) exercise or enforce any creditor’s right it may have against any debtor in respect of the Pledgor Claims, or (b) foreclose, repossess, sequester or otherwise take steps or institute any action or proceeding (judicial or otherwise, including without limitation the commencement of or joinder in any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any Lien held by it.
ARTICLE VIII
MISCELLANEOUS
     Section 8.01 Waiver. No failure on the part of the Administrative Agent or any Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, privilege or remedy or any abandonment or discontinuance of steps to enforce such right, power, privilege or remedy under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, privilege or remedy under this Agreement or any other Loan Document preclude or be construed as a waiver of any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. The remedies provided herein are cumulative and not exclusive of any remedies provided by law or equity.
     Section 8.02 Notices. All notices and other communications provided for herein shall be given in the manner and subject to the terms of Section 12.01 of the Credit Agreement; provided that any such notice, request or demand to or upon any Pledgor shall be addressed to such Pledgor at its notice address set forth on Schedule 1.
     Section 8.03 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 12.02 of the Credit Agreement.

     Section 8.04 Successors and Assigns. The provisions of this Agreement shall be binding upon the Pledgors and their successors and permitted assigns and shall inure to the benefit of the Administrative Agent and the Secured Parties and their respective successors and permitted assigns; provided that no Pledgor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and the Lenders unless otherwise permitted by the terms of the Credit Agreement or this Agreement, and any such purported assignment, transfer or delegation shall be null and void.
     Section 8.05 Survival; Revival; Reinstatement.
          (a) All covenants, agreements, representations and warranties made by any Pledgor herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document to which it is a party shall be considered to have been relied upon by the Administrative Agent, the other Agents, the Issuing Banks, the Lenders and the other Secured Parties and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the other Agents, the Issuing Banks, any Lender or any other Secured Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect until Payment in Full has occurred.
          (b) To the extent that any payments on the Obligations or proceeds of any Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative Agent’s and the Secured Parties’ Liens, security interests, rights, powers and remedies under this Agreement and each other Loan Document shall continue in full force and effect. In such event, each Loan Document shall be automatically reinstated and the Pledgors shall take such action as may be reasonably requested by the Administrative Agent and the Secured Parties to effect such reinstatement.
     Section 8.06 Counterparts; Integration; Effectiveness; Conflicts.
          (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.
          (b) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR

SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
          (c) This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto, the Secured Parties and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.
          (d) In the event of a conflict between the provisions hereof and the provisions of the Credit Agreement, the provisions of the Credit Agreement shall control.
     Section 8.07 Severability. Any provision of this Agreement or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
     Section 8.08 Governing Law; Submission to Jurisdiction.
          (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS SITTING IN HARRIS COUNTY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE ANY PARTY HERETO FROM OBTAINING JURISDICTION OVER ANOTHER PARTY HERETO IN ANY COURT OTHERWISE HAVING JURISDICTION.
          (c) EACH PARTY HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY PLEDGOR AT ITS ADDRESS SET FORTH ON SCHEDULE 1 HERETO OR TO THE ADMINISTRATIVE AGENT AT ITS

ADDRESS SET FORTH IN THE CREDIT AGREEMENT OR, IN EACH CASE, AS UPDATED FROM TIME TO TIME, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING.
          (d) NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY OTHER PARTY HERETO IN ANY OTHER JURISDICTION.
          (e) EACH PARTY HERETO HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OF THE ADMINISTRATIVE AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 8.08.
     Section 8.09 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
     Section 8.10 Acknowledgments. Each Pledgor hereby acknowledges that:
          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;
          (b) neither the Administrative Agent nor any Secured Party has any fiduciary relationship with or duty to any Pledgor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Pledgors, on the one hand, and the Administrative Agent and Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor;
          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Pledgors and the Secured Parties; and
          (d) each of the parties hereto specifically agrees that it has a duty to read this Agreement and the other Loan Documents and agrees that it is charged with notice and knowledge of the terms of this Agreement and the other Loan Documents; that it has in fact read this Agreement and the other Loan Documents and is fully informed and has full notice and knowledge of the terms, conditions and effects thereof; that it has been represented by independent legal counsel of its choice throughout the negotiations preceding its execution of this Agreement and the other Loan Documents; and has received the advice of its attorney in entering into this Agreement and the other Loan Documents; and that it recognizes that certain of the terms of this Agreement and the other Loan Documents result in one party assuming the liability inherent in some aspects of the transaction and relieving the other party of its responsibility for such liability. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT “CONSPICUOUS.”
     Section 8.11 Additional Equity Interests. Each Pledgor that is required to pledge Equity Interests of its Subsidiaries shall execute and deliver a Pledged Securities Supplement in the form of Annex I hereto, if such Equity Interests have not been previously pledged pursuant to this Agreement.
     Section 8.12 Additional Pledgors. Upon the execution and delivery by any Person of an Additional Pledgor Supplement in substantially the form of Annex II hereto: (i) such Person shall become and be a Pledgor hereunder, and each reference in this Agreement to a “Pledgor” shall also mean and be a reference to such Person, and each reference in any other Loan Document to a “Pledgor” shall also mean and be a reference to such Person; and (ii) each reference herein to “this Agreement,” “hereunder,” “hereof” or words of like import referring to this Agreement, and each reference in any other Loan Document to the “Pledge Agreement,” “thereunder,” “thereof” or words of like import referring to this Agreement, shall mean and be a reference to this Agreement as supplemented by such Additional Pledgor Supplement.
     Section 8.13 Releases.
          (a) Full Release. The grant of a security interest in the Collateral hereunder and all of the rights, powers and remedies in connection herewith shall remain in full force and effect until the Administrative Agent has (i) delivered all Collateral in its possession to the Pledgors and (ii) executed a written release or termination statement and reassigned to the Pledgors, without recourse or warranty, any remaining Collateral and all rights conveyed hereby. Upon satisfaction of the conditions set forth in Section 8.07(c) of the Credit Agreement or upon Payment in Full, the Administrative Agent, at the written request and expense of the Borrower, will promptly release, reassign and transfer the Collateral to the Pledgors and declare this Agreement to be of no further force or effect.
          (b) Partial Release. Notwithstanding anything contained herein to the contrary, the Pledgors are authorized to release any Collateral that is sold, leased, assigned, exchanged, conveyed, transferred or otherwise disposed of in compliance with Sections 9.02(g), 9.06, 9.08 and 9.11 of the Credit Agreement, at which point the liens and security interests shall terminate with respect to such Collateral and this Agreement shall have no further force or effect with respect to such released Collateral; provided that so long as the lien in favor of the Administrative Agent continues in the proceeds of such sale, lease, assignment, exchange, conveyance, transfer or other disposal of such Collateral, or to the extent such Collateral is sold, leased, assigned, exchanged, conveyed, transferred or otherwise disposed of to the Borrower or any Guarantor, such lien continues in such Collateral.
          (c) Retention in Satisfaction. Except as may be expressly applicable pursuant to Section 9.620 of the UCC, no action taken or omission to act by the Administrative Agent or the Secured Parties hereunder, including, without limitation, any exercise of voting or consensual rights or any other action taken or inaction, shall be deemed to constitute a retention of the Collateral in satisfaction of the Obligations or otherwise to be in full satisfaction of the Obligations, and the Obligations shall remain in full force and effect, until the Administrative Agent and the Secured Parties shall have applied payments (including, without limitation, collections from Collateral) towards the Obligations in the full amount then outstanding or until such subsequent time as is provided in Section 8.13(a).
          (d) Release of Pledgors. At the request and sole expense of the Borrower, a Pledgor shall be released from its obligations hereunder pursuant to Section 8.07(c)(iii) of the Credit Agreement. Upon such release, the Administrative Agent shall execute and deliver to the Borrower all documents and instruments reasonably requested by the Borrower to further evidence such release.
     Section 8.14 Acceptance. Each Pledgor hereby expressly waives notice of acceptance of this Agreement, acceptance on the part of the Administrative Agent and the Secured Parties being conclusively presumed by their request for this Agreement and delivery of the same to the Administrative Agent.
[Signatures Begin Next Page]

     IN WITNESS WHEREOF, each of the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

PLEDGORS:	EXTERRAN HOLDINGS, INC.

	By:	/s/ J. Michael Anderson

J. Michael Anderson
Senior Vice President and Chief Financial Officer

EXTERRAN ENERGY SOLUTIONS, L.P.

	By:	/s/ J. Michael Anderson

J. Michael Anderson
Senior Vice President and Chief Financial Officer

EES GP, L.P.

		By:	EXTERRAN ENERGY CORP., its general partner

		By:	/s/ J. Michael Anderson J. Michael Anderson
Senior Vice President and Chief Financial Officer

HANOVER ASIA, INC.

	By:	/s/ J. Michael Anderson

J. Michael Anderson
Senior Vice President and Chief Financial Officer
Signature Page
Pledge Agreement

UNIVERSAL COMPRESSION INTERNATIONAL, INC.

By:	/s/ J. Michael Anderson

J. Michael Anderson
Senior Vice President and Chief Financial Officer

ENTERRA COMPRESSION INVESTMENT COMPANY

By:	/s/ J. Michael Anderson

J. Michael Anderson
Senior Vice President and Chief Financial Officer

EXTERRAN GENERAL HOLDINGS LLC

By:	/s/ J. Michael Anderson

J. Michael Anderson
Senior Vice President and Chief Financial Officer

EXTERRAN ENERGY CORP.

By:	/s/ J. Michael Anderson

J. Michael Anderson
Senior Vice President and Chief Financial Officer

UNIVERSAL COMPRESSION SERVICES, LLC

By:	/s/ J. Michael Anderson

J. Michael Anderson
Senior Vice President and Chief Financial Officer
Signature Page
Pledge Agreement

EXH GP LP LLC

By:	/s/ Pamela Jasinski

Pamela Jasinski
Manager

EXH MLP LP LLC

By:	/s/ Pamela Jasinski

Pamela Jasinski
Manager

EXTERRAN HOLDINGS HL LLC

By:	/s/ Pamela Jasinski

Pamela Jasinski
Manager

EXTERRAN HL LLC

By:	/s/ Pamela Jasinski

Pamela Jasinski
Manager
Signature Page
Pledge Agreement

Acknowledged and Agreed to as of the date hereof by:

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By: Name:	/s/ Donald W. Herrick, Jr. Donald W. Herrick, Jr.
	Title:	Director
Signature Page
Pledge Agreement

Annex I
FORM OF PLEDGED SECURITIES SUPPLEMENT
     SUPPLEMENT, dated as of [    ], 201[ ], made by [    ], a [    ] (the “Pledgor”), in favor of Wells Fargo Bank, National Association as administrative agent (in such capacity, the “Administrative Agent”) for the financial institutions (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meanings ascribed to them in such Credit Agreement or the Pledge Agreement referred to below.
W I T N E S S E T H:
     WHEREAS, EXTERRAN HOLDINGS, INC., a Delaware corporation (the “Borrower”), the Administrative Agent and the Lenders have entered into that certain Senior Secured Credit Agreement, dated as of July 8, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
     WHEREAS, in connection with the Credit Agreement, the Pledgor, the Borrower, and certain of its Affiliates have entered into a Pledge Agreement, dated as of July 8, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”) in favor of the Administrative Agent for the benefit of the Secured Parties;
     WHEREAS, the Credit Agreement requires the Pledgor to pledge the Equity Interests described on Schedule 2-S hereto; and
     WHEREAS, the Pledgor has agreed to execute and deliver this Supplement in order to pledge such Equity Interests;
     NOW, THEREFORE, IT IS AGREED:
     1. Pledge Agreement. By executing and delivering this Supplement, the Pledgor, as provided in Section 8.11 of the Pledge Agreement, hereby pledges and grants, to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in (a) the Equity Interests described or referred to in Schedule 2-S hereto and (b)(i) the certificates or instruments, if any, representing such Equity Interests, (ii) all dividends (cash, Equity Interests or otherwise), cash, instruments, rights to subscribe, purchase or sell and all other rights and Property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Equity Interests, (iii) all replacements, additions to and substitutions for any of the Property referred to in this definition, including, without limitation, claims against third parties, (iv) the proceeds, interest, profits and other income of or on any of the Property referred to in this definition, (v) all security entitlements in respect of any of the foregoing, if any, (vi) all books and records relating to any of the Property referred to in this definition and (vii) all proceeds of any of the foregoing (collectively, the “Collateral”). Upon execution of this Supplement, the Equity Interests described or referred to in Schedule 2-S will constitute “Pledged Securities” for purposes of the Pledge Agreement with the same force and effect as if originally listed on Schedule 2 thereto. The information set forth in Schedule 2-S hereto is hereby added to the information set forth in Schedule 2 to the Pledge Agreement. The Pledgor hereby represents and warrants that each of the representations and warranties contained

Annex I-1

in Article III of the Pledge Agreement is true and correct on and as the date hereof (after giving effect to this Supplement) as if made on and as of such date.
     2. Governing Law. This Supplement shall be governed by, and construed in accordance with, the laws of the State of Texas.

Annex I-2

     IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered as of the date first above written.

[PLEDGOR]

By:
Name:
Title:

Annex I-3

Annex II
FORM OF ADDITIONAL PLEDGOR SUPPLEMENT
     SUPPLEMENT, dated as of [    ], 201[ ], made by [    ], a [    ] (the “Additional Pledgor”), in favor of Wells Fargo Bank, National Association as administrative agent (in such capacity, the “Administrative Agent”) for the financial institutions (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meanings ascribed to them in such Credit Agreement or the Pledge Agreement referred to below.
W I T N E S S E T H:
     WHEREAS, EXTERRAN HOLDINGS, INC., a Delaware corporation (the “Borrower”), the Administrative Agent and the Lenders have entered into that certain Senior Secured Credit Agreement, dated as of July 8, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
     WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates have entered into a Pledge Agreement, dated as of July 8, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”) in favor of the Administrative Agent for the benefit of the Secured Parties;
     WHEREAS, the Credit Agreement requires the Additional Pledgor to execute and deliver this Supplement to the Administrative Agent, and the Additional Pledgor has agreed to execute and deliver this Supplement to the Administrative Agent;
     NOW, THEREFORE, IT IS AGREED:
     SECTION 1. Grant of Security Interest. The Additional Pledgor hereby pledges, assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all Pledged Securitiesnow owned or at any time hereafter acquired by the Additional Pledgor or in which the Additional Pledgor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.
Each reference to Collateral or to any relevant type or item of Property constituting Collateral shall be deemed to exclude (i) the Equity Interests owned by any Obligor or a Restricted Subsidiary in a Joint Venture to the extent (but only to the extent) (A) the Organization Documents of such Joint Venture or any other agreement relating to such Joint Venture prohibit the granting of a Lien on such Equity Interests or (B) such Equity Interests in such Joint Venture are otherwise pledged as collateral as permitted by Section 9.02(g) of the Credit Agreement, provided however, if any of the foregoing conditions cease to be in effect for any reason, then the Equity Interests in such Joint Venture shall automatically be subject to the lien and security interest pursuant to this Agreement, (ii) any assets, or more than 65% of the capital stock, of any

Annex II-1

CFC, (iii) more than 65% of the Equity Interests of any Excepted Subsidiary, and (iv) the Equity Interests in, and any Property of, any ABS Subsidiary and (x) the GP Interests and IDRs.
     The Additional Pledgor hereby acknowledges that the Obligations is owed to the various Secured Parties and that each Secured Party is entitled to the benefits of the Collateral given under this Supplement and the Pledge Agreement, provided, however, that only the Administrative Agent shall be entitled to exercise any remedies relating to the Collateral given under this Supplement and the Pledge Agreement.
     SECTION 2. Obligations Under the Pledge Agreement. The Additional Pledgor hereby agrees, as provided in Section 8.12 of the Pledge Agreement, as of the date first above written, to be bound as a Pledgor by all of the terms and conditions of the Pledge Agreement to the same extent as each of the other Pledgors thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Pledge Agreement to a “Pledgor” shall also mean and be a reference to the undersigned, and each reference in any other Loan Document to a “Pledgor” or an “Obligor” shall also mean and be a reference to the undersigned. The information set forth in Annex A hereto is hereby added to the information set forth in Schedules ___________1 to the Pledge Agreement.
     SECTION 3. Representations, Warranties and Covenants. The Additional Pledgor hereby (a) makes each representation and warranty set forth in Article III of the Pledge Agreement (assuming that all references in such Article III to a specific date refer to the date hereof) and (b) undertakes each covenant and obligation set forth in Article IV of the Pledge Agreement, in each case to the same extent as each other Pledgor.
     SECTION 4. Governing Law. This Supplement shall be governed by, and construed in accordance with, the laws of the State of Texas.

[1]	Refer to each Schedule which needs to be supplemented.

Annex II-2

     IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered as of the date first above written.

[ADDITIONAL PLEDGOR]

By:
Name:
Title:

Annex II-3

Annex A
to Additional Pledgor Supplement

[Information to Supplement Schedules to Pledge Agreement]

Annex A-1

Schedule 1
Notice Addresses of Pledgors
EES GP, L.P.
16666 Northchase Drive
Houston, TX 77060
Enterra Compression Investment Company
16666 Northchase Drive
Houston, TX 77060
EXH GP LP LLC
103 Foulk Road
Wilmington DE 19803
EXH MLP LP LLC
103 Foulk Road
Wilmington DE 19803
Exterran Energy Corp.
16666 Northchase Drive
Houston, TX 77060
Exterran Energy Solutions, L.P.
16666 Northchase Drive
Houston, TX 77060
Exterran General Holdings LLC
16666 Northchase Drive
Houston, TX 77060
Exterran HL LLC
103 Foulk Road
Wilmington DE 19803
Exterran Holdings HL LLC
103 Foulk Road
Wilmington DE 19803
Exterran Holdings, Inc.
16666 Northchase Drive
Houston, TX 77060
Hanover Asia, Inc.
16666 Northchase Drive
Houston, TX 77060

Schedule 1-1

Universal Compression International, Inc.
16666 Northchase Drive
Houston, TX 77060
Universal Compression Services LLC
16666 Northchase Drive
Houston, TX 77060

Schedule 1-2

Schedule 2
Description of Pledged Securities

		Stock	No. of	Percentages of
		Certificate	Shares	Issued Stock
Owner	Issuer	No.	Pledged	Pledged
EES GP, L.P.	Exterran Energy Solutions, L.P.	N/A	N/A	1%
Exterran HL LLC	Exterran Energy Solutions, L.P.	N/A	N/A	99%
Hanover Asia, Inc.	Exterran Columbia Leasing LLC	N/A	N/A	100%
Hanover Asia, Inc.	PT Exterran Indonesia	N/A	27,225	49.5%
Universal Compression International, Inc.	PT Exterran Indonesia	N/A	853	15.5%
Enterra Compression Investment Company	Enterra Global Holdings LLC	N/A	N/A	65%
Enterra Compression Investment Company	Exterran (Singapore) Pte. Ltd.	6	65	65%
Enterra Compression Investment Company	Exterran Holding Company NL B.V.	N/A	N/A	65%
Enterra Compression Investment Company	Universal Compression Cayman Ltd.	N/A	N/A	65%
Enterra Compression Investment Company	Universal Compression Mauritius	2	2,599,935	65%
Enterra Compression Investment Company	Universal Compression Services, LLC	N/A	N/A	65%
Enterra Compression Investment Company	Exterran International Holdings LLC	N/A	N/A	100%
Exterran Energy Solutions, L.P.	EES Leasing LLC	N/A	N/A	100%
Exterran Energy Solutions, L.P.	Hanover Asia, Inc.	C-2	100	100%
Exterran Energy Solutions, L.P.	Exterran Energy Solutions Compania Limitada	N/A	N/A	65%
Exterran Energy Solutions, L.P.	Exterran Services de Mexico, S. de R.L. de C.V.	N/A	N/A	65%
Exterran Energy Solutions, L.P.	Hanover de Mexico, S. de R.L. de C.V.	N/A	N/A	65%

Schedule 2-1

		Stock	No. of	Percentages of
		Certificate	Shares	Issued Stock
Owner	Issuer	No.	Pledged	Pledged
Exterran Energy Solutions, L.P.	Hanover Ecuador LLC	N/A	N/A	65%
Exterran Energy Solutions, L.P.	Exterran International SA	N/A	N/A	66% (based on voting rights)
Exterran Energy Solutions, L.P.	HC Leasing, Inc.	1	1,000	100%
Exterran Energy Solutions, L.P.	Exterran Water Management Services, LLC	N/A	N/A	100%
Exterran Energy Solutions, L.P.	Universal Compression International, Inc.	1	100	100%
Exterran Energy Solutions, L.P.	H.C.C. Compressor de Venezuela, C.A.	2	330	66%
Exterran Energy Solutions, L.P.	EXH Cayman Ltd. (formerly HC Cayman Ltd.)	2	660	66%
Exterran Energy Solutions, L.P.	EXH MLP LP LLC	N/A	N/A	100%
Exterran Energy Solutions, L.P.	EXH GP LP LLC	1	1	100%
Exterran Energy Solutions, L.P.	Exterran GP LLC	1	1	100%
Exterran Energy Solutions, L.P.	Exterran Energy Middle-East LLC	N/A	N/A	65%
Exterran General Holdings LLC	EES GP, L.P.	N/A	N/A	99%
Exterran Energy Corp.	EES GP, L.P.	N/A	N/A	1%
Exterran Energy Corp.	Exterran General Holdings LLC	N/A	N/A	100%
Exterran Energy Corp.	Exterran Holdings HL LLC	N/A	N/A	100%
Exterran Holdings HL LLC	Exterran HL LLC	N/A	N/A	100%
Exterran Holdings, Inc.	Exterran Energy Corp.	1	100	100%

Schedule 2-2

		Stock	No. of	Percentages of
		Certificate	Shares	Issued Stock
Owner	Issuer	No.	Pledged	Pledged
EXH MLP LP LLC	Exterran Partners, L.P.			100% of the common
				units owned, which is
				currently 7,751,641,
				excluding Treasury
				units, and 100% of the
				subordinated units
Universal Compression International, Inc.	Exterran (Beijing) Energy Equipment Company Ltd.	N/A	N/A	65%
Universal Compression International, Inc.	Enterra Compression Investment Company	4	1,002	100%
		5	2	(combined)
Universal Compression International, Inc.	Excel Energy Services Limited	N/A	N/A	65%
Universal Compression International, Inc.	Universal Compression International Ltd.	4	65	65%
Universal Compression Services LLC	Exterran (Australia) Pty Ltd	2	65	65%
		7	1,894,440	(combined)
Universal Compression Services LLC	Exterran (Thailand), Ltd.	36	390,000	65%
Universal Compression Services LLC	Exterran Peru, S.R.L.	N/A	N/A	65%
Universal Compression Services LLC	Universal Compression Services de Venezuela C.A.	1	2,317,657	65%
Exterran Energy Solutions, L.P.	Hanover Canada Corporation	5	66	66%
EXH GP LP LLC	Exterran General Partner, L.P.	N/A	N/A	99.999%

Schedule 2-3

Schedule 3
Filings and Other Actions Required to Perfect Security Interests
1.	Filing of UCC-1 Financing Statements, naming each Pledgor as debtor and the Administrative Agent as secured party, and describing the Collateral, with the Secretary of State of the State of Delaware.
2.	Delivery to the Administrative Agent of all Pledged Securities consisting of certificated securities, in each case properly endorsed for transfer or in blank.

Schedule 3-1

Schedule 4
Location of Jurisdiction of Organization and Chief Executive Office

Legal name:	EES GP, L.P.
Address:	16666 Northchase Drive
Houston, TX 77060
Jurisdiction of organization:	Delaware
Organizational number:	4555005
Location of chief executive office or sole place of business:	see address above

Legal name:	Enterra Compression Investment Company
Address:	16666 Northchase Drive
Houston, TX 77060
Jurisdiction of organization:	Delaware
Organizational number:	2566768
Location of chief executive office or sole place of business:	see address above

Legal name:	EXH GP LP LLC
Address:	103 Foulk Road
Wilmington DE 19803
Jurisdiction of organization:	Delaware
Organizational number:	4229732
Location of chief executive office or sole place of business:	see address above

Legal name:	EXH MLP LP LLC
Address:	103 Foulk Road
Wilmington DE 19803
Jurisdiction of organization:	Delaware
Organizational number:	4229737
Location of chief executive officer or sole place of business:	see address above

Legal name:	Exterran Energy Corp.
Address:	16666 Northchase Drive
Houston, TX 77060
Jurisdiction of organization:	Delaware
Organizational number:	3134929
Location of chief executive office or sole place of business:	see address above

Schedule 4-1

Legal name:	Exterran Energy Solutions, L.P.
Address:	16666 Northchase Drive
Houston, TX 77060
Jurisdiction of organization:	Delaware
Organizational number:	3326660
Location of chief executive officer or sole place of business:	see address above

Legal name:	Exterran General Holdings LLC
Address:	16666 Northchase Drive
Houston, TX 77060
Jurisdiction of organization:	Delaware
Organizational number:	3326648
Location of chief executive officer or sole place of business:	see address above

Legal name:	Exterran HL LLC
Address:	103 Foulk Road
Wilmington DE 19803
Jurisdiction of organization:	Delaware
Organizational number:	3608657
Location of chief executive officer or sole place of business:	see address above

Legal name:	Exterran Holdings HL LLC
Address:	103 Foulk Road
Wilmington DE 19803
Jurisdiction of organization:	Delaware
Organizational number:	3608238
Location of chief executive officer or sole place of business:	see address above

Legal name:	Exterran Holdings, Inc.
Address:	16666 Northchase Drive
Houston, TX 77060
Jurisdiction of organization:	Delaware
Organizational number:	4295474
Location of chief executive office or sole place of business:	see address above

Schedule 4-2

Legal name:	Hanover Asia, Inc.
Address:	16666 Northchase Drive
Houston, TX 77060
Jurisdiction of organization:	Delaware
Organizational number:	3070145
Location of chief executive office or sole place of business:	see address above

Legal name:	Universal Compression International, Inc.
Address:	16666 Northchase Drive
Houston, TX 77060
Jurisdiction of organization:	Delaware
Organizational number:	2931334
Location of chief executive office or sole place of business:	see address above

Legal name:	Universal Compression Services LLC
Address:	16666 Northchase Drive
Houston, TX 77060
Jurisdiction of organization:	Delaware
Organizational number:	3000319
Location of chief executive office or sole place of business:	see address above

Schedule 4-3